UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2025

Pharma-Bio Serv, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50956	20-0653570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Road 696, Dorado, Puerto Rico	00646
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code (787) 278-2709

 ____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2025, Pharma-Bio Serv, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals and corresponding votes.

Howard Spindel was elected as a Class III director to serve for a term until the 2028 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Howard Spindel received the following votes:

Nominee	Votes For	Votes Withheld
Howard Spindel	7,265,978	2,359,070

There were 3,264,532 broker non-votes on this proposal.

The ratification of the selection of Crowe PR PSC as the Company's independent certified public accountants for the fiscal year ending October 31, 2025 received the following votes:

Votes For	Votes Against	Abstain
12,887,897	1,701	0

There were no broker non-votes on this proposal.

                The non-binding advisory vote on the compensation of the named executive officers of the Company received the following votes:

Votes For	Votes Against	Abstain
8,979,762	65,851	579,435

There were 3,264,532 broker non-votes on this proposal.

The non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years received the following votes:

1 Year	2 Years	3 Years	Abstain
2,232,426	0	6,645,421	747,201

There were 3,264,532 broker non-votes on this proposal.

The Company has considered the outcome of this advisory vote and has determined, as was recommended by the Company’s Board of Directors in the proxy statement for the Annual Meeting, that the Company will hold an advisory vote every three years on the compensation of the Company’s named executive officers until the next required frequency vote.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.

Date: May 16, 2025	By:	/s/ Pedro J. Lasanta
Pedro J. Lasanta
Chief Financial Officer, Vice President Finance and Administration and Secretary

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